Accounts receivable	12 Months Ended
Dec. 31, 2017
Accounts Receivable, Net, Current [Abstract]
Accounts receivable
Accounts receivable
Accounts receivable are presented net of allowances for customer disputes and bad debts.
We have recorded provisions for disputes with customers totaling $247.5 million as of December 31, 2017 (December 31, 2016: $242.3 million). The offsetting entry for these provisions is to reduce revenue. These provisions primarily relate to disputed amounts billed to Tullow on the West Leo, for which litigation proceedings are ongoing. Please refer to Note 15 – "Commitments and contingencies" for further details on this dispute.
We do not hold any provisions for bad debts. We did not recognize any bad debt expense in 2017, 2016 or 2015.